Exhibit 99.3

       (Text of graph posted to Ashland Inc.'s website concerning Ashland
                      Distribution Company's gross profit)

                 ADC Gross Profit (%) - 3 Month Rolling Average

                                  2000        2001        2002         2003     2004
                                  ----        ----        ----         ----     ----
              January              8.9         8.9         9.5         10.1      9.6
              February             9.0         9.2         9.3          9.8      9.7
              March                9.3         9.6         9.7          9.6      9.7
              April                9.6         9.4         9.8          9.6      9.7
              May                  9.9         9.3        10.0          9.9      9.8
              June                 9.6         8.9        10.1         10.0      9.8
              July                 9.5         8.6        10.3         10.3      9.7
              August               9.3         8.1        10.1         10.2      9.4
              September            9.1         8.3         9.2         10.1      9.5
              October              9.0         9.2         8.9          9.8      9.3
              November             8.9        10.0         9.2          9.5
              December             8.8         9.8        10.1          9.6

                 ADC Gross Profit (%) - 12 Month Rolling Average

                                 2000         2001        2002        2003     2004
                                 ----         ----        ----        ----     ----
              January             8.6          9.3         9.2         9.8      9.8
              February            8.7          9.3         9.1         9.8      9.8
              March               8.9          9.3         9.2         9.7      9.9
              April               9.0          9.2         9.3         9.7      9.8
              May                 9.1          9.2         9.3         9.8      9.8
              June                9.2          9.1         9.5         9.7      9.8
              July                9.2          9.0         9.7         9.7      9.7
              August              9.2          8.9         9.9         9.8      9.6
              September           9.1          8.9         9.7         9.9      9.6
              October             9.3          9.1         9.6         9.9      9.6
              November            9.3          9.1         9.7         9.9
              December            9.2          9.1         9.8         9.8